UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2008 (December 3, 2007)
CLARCOR INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

840 Crescent Centre Drive, Suite 600, Franklin, TN	37067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 615-771-3100

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     CLARCOR Inc., a Delaware corporation (the “Company”), hereby amends this Current Report on Form 8-K, which was initially filed on December 4, 2007, to include the financial statements required by Item 9.01 hereof. These financial statements were intentionally omitted from the initial Current Report on Form 8-K because the Company did not have all of the necessary information to file such financial statements on that date. These financial statements are filed as Exhibits 99.2, 99.3 and 99.4 to this amendment of this Current Report on Form 8-K. Except for the filing of the financial statements required by Item 9.01 hereof, and the consent of Grant Thornton LLP filed herewith as Exhibit 23.1, this Current Report on Form 8-K is not being amended or updated in any other substantive manner (other than the update with respect to the payment of the post-closing adjustment set forth in Item 2.01 below).
Item 2.01 Completion of Acquisition or Disposition of Assets
     On December 3, 2007, CLARCOR Inc., a Delaware corporation (“CLARCOR”), completed its acquisition of Perry Equipment Corporation, a Texas corporation (“PECO”), pursuant to the Agreement and Plan of Merger, dated as of October 17, 2007 (the “Merger Agreement”), by and among CLARCOR, PECO Acquisition Company, a Delaware corporation and wholly-owned subsidiary of CLARCOR (“Merger Sub”), PECO, and PECO Management LLC, as the Shareholder Representative.
     Under the terms of the Merger Agreement, PECO was merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of CLARCOR. The merger consideration paid to the shareholders of PECO at closing was approximately $163,000,000 (subject to certain adjustments described below), consisting of (i) 2,137,797 shares of CLARCOR common stock, par value $1.00 per share and (ii) cash in the amount of approximately 80,050,000. The amount of the merger consideration was subject to a post-closing adjustment in favor of CLARCOR based on the adjusted working capital of PECO as of the closing in the amount of $1,831,000, payable in cash to CLARCOR. Of the merger consideration, $6,000,000 in cash and 278,513 shares of CLARCOR common stock having an approximate fair market value of $10,000,000 (the “Escrowed Fund”) has been deposited in escrow to cover any claim by CLARCOR for indemnification in accordance with the terms of the Merger Agreement. All of the Escrowed Fund will be available to satisfy any claims made on or prior to January 31, 2009, $10,000,000 will be available to satisfy certain claims made on or prior to January 31, 2011 and $5,000,000 will be available to satisfy certain claims made on or prior to January 31, 2014.
Item 8.01 Other Events.
     On October 17, 2007, CLARCOR issued a press release announcing the completion of its acquisition of PECO. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     In connection therewith, the registrant hereby files the following financial statements and reports regarding this acquisition:
(a) Financial Statements of Businesses Acquired
     The audited financial statements of PECO as of and for the fiscal year ended May 31, 2007 are filed herewith as Exhibit 99.2 and are incorporated in their entirety herein by reference.

     The unaudited interim financial statements of PECO as of November 30, 2007 and for the six-months ended November 30, 2007 and 2006 are filed herewith as Exhibit 99.3 and are incorporated herein in their entirety by reference.
(b) Pro Forma Financial Information
     The required pro forma financial information as of and for the twelve months ended November 30, 2007 is filed herewith as Exhibit 99.4 and is incorporated herein by reference.
(d) Exhibits
23.1	Consent of Grant Thornton LLP, independent certified public accountants, with respect to Perry Equipment Corporation’s audited financial statements

99.1	Press Release dated December 3, 2007*

99.2	Audited Consolidated Financial Statements of Perry Equipment Corporation for the fiscal year ended May 31, 2007

99.3	Unaudited Condensed Consolidated Financial Statements of Perry Equipment Corporation for the interim periods ended November 30, 2007 and 2006

99.4	Unaudited Pro Forma Condensed Combined Financial Statements for CLARCOR Inc. for the fiscal year ended November 30, 2007

* Previously filed with the Company’s Current Report on Form 8-K on December 4, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.
By:	/s/ Richard M. Wolfson
Richard M. Wolfson
Vice President, General Counsel and Corporate Secretary

Date: February 11, 2008

Exhibit Index
23.1	Consent of Grant Thornton LLP, independent certified public accountants, with respect to Perry Equipment Corporation’s audited financial statements

99.1	Press Release dated December 3, 2007*

99.2	Audited Consolidated Financial Statements of Perry Equipment Corporation for the fiscal year ended May 31, 2007

99.3	Unaudited Condensed Consolidated Financial Statements of Perry Equipment Corporation for the interim periods ended November 30, 2007 and 2006

99.4	Unaudited Pro Forma Condensed Combined Financial Statements for CLARCOR Inc. for the fiscal year ended November 30, 2007

* Previously filed with the Company’s Current Report on Form 8-K on December 4, 2007.

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